UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 28, 2024

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2024, Consolidated Water Co. Ltd. (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “Annual Meeting”).  In connection with the Annual Meeting, the Company filed a proxy statement (the “Proxy Statement”) on April 18, 2024 with the United States Securities and Exchange Commission.

At the Annual Meeting, the shareholders of the Company voted on the following proposals and cast their votes as described below. The Annual Meeting was partially adjourned to June 24, 2024 solely with respect to the voting on Proposal 1. The Annual Meeting will resume solely with respect to Proposal 1 at 10:00 a.m. Eastern Daylight time (9:00 a.m. Cayman Islands time) on June 24, 2024 and will be held at the offices of Aquilex, Inc. (a wholly-owned subsidiary of the Company), 5810 Coral Ridge Drive, Suite 220, Coral Springs, FL 33076.

Proposal 1: Election of Directors

Proposal 1 is a proposal to vote on the election of the eight director nominees identified in the Proxy Statement.  The Chair of the Annual Meeting, with the approval of a majority of the shares present in person or represented by proxy at the Annual Meeting, adjourned the Annual Meeting solely with respect to Proposal 1 to provide shareholders additional time to vote on such proposal.

Proposal 2: Non-Binding Advisory Vote on Executive Compensation

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, and the votes were as follows:

For	Against	Abstain
7,665,968	1,008,829	111,629

There were 3,825,370 broker non-votes on this proposal.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, at the remuneration to be determined by the Audit Committee of the Company’s Board of Directors, was approved by votes as follows:

For	Against	Abstain
12,458,946	121,204	31,646

There were no broker non-votes on this proposal.

Item 7.01. Regulation FD Disclosure

On May 31, 2024, the Company issued a press release announcing the convening and partial adjournment of the Annual Meeting and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: May 31, 2024

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